UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 3, 2014

GLOBAL HEALTHCARE REIT, INC.

 (Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       3050 Peachtree Road NW, Suite 355, Atlanta GA  30305

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01	ACQUISITION OF ASSETS
ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 8.01	OTHER EVENTS

Acquisition of Minority Interests

On December 3, 2014, Global Healthcare REIT, Inc., a Utah corporation (the “Company”) completed the acquisition of minority interests in six (6) skilled nursing facilities in which it previously acquired controlling interest. As discussed in greater detail below, the Company acquired the minority interests in consideration of an aggregate of 670,104 shares of common stock.

Edwards Redeemer Health & Rehab

The Company acquired from 20 investors, each of whom was an “accredited investor” within the meaning of Rule 501(a) of Regulation D, a 100% membership interest in Redeemer Investors, LLC which owns a 37.5% membership interest in Edwards Redeemer Property Holdings, LLC, which owns the real property and improvements known as the Edwards Redeemer Health & Rehab, a 106 bed nursing home located on 3.05 acres in Oklahoma City, Oklahoma.

Edwards Redeemer Health & Rehab is operated under a triple-net operating lease to a regional professional skilled nursing home operator.

The purchase price for the 100% interest in Redeemer Investors, LLC was 269,245 shares of common stock of the Company.

As a result of these transactions, the Company now holds a 100% interest in Edwards Redeemer Property Holdings, LLC.

Golden Years Manor Nursing Home

The Company acquired from five investors, each of whom was an “accredited investor” within the meaning of Rule 501(a) of Regulation D, a 26.25% membership interest in GLN Investors, LLC, which owns a 30% interest in GL Nursing, LLC, which owns the real property and improvements known as the Golden Years Manor Nursing Home located at 1010 Barnes Street in Lonoke, Arkansas. The facility has 141 licensed beds and comprises 40,737 square feet on 3.17 acres.

Golden Years Manor Nursing Home is operated under a triple-net operating lease to a regional professional skilled nursing home operator.

The purchase price for the 26.25% interest in GLN Investors, LLC was 31,015 shares of common stock in Global Healthcare REIT, Inc.

As a result of these transactions, the Company now holds a 78.18% interest in GL Nursing, LLC.

Providence of Sparta Nursing Home

The Company acquired from 12 investors, each of whom was an “accredited investor” within the meaning of Rule 501(a) of Regulation D, a 43.4% membership interest in Providence HR Investors, LLC, which owns a 30% membership interest in Providence HR, LLC, which owns the real property and improvements known as the Providence of Sparta Nursing Home. The facility has 71 licensed beds and is located on approximately 8 acres in Sparta, Georgia.

Providence of Sparta is operated under a triple-net operating lease to a regional professional skilled nursing home operator.

The purchase price for the 43.4% interest in Providence HR Investors, LLC was 45,145 shares of common stock of Global Healthcare REIT, Inc.

As a result of these transactions, the Company now holds an 83% interest in Providence HR, LLC.

Greene Pointe Health Care Center

The Company acquired from 29 investors, each of whom was an “accredited investor” within the meaning of Rule 501(a) of Regulation D, a 100% membership interest in 1321 Investors, LLC, which holder a 32.857% membership interest in Wash/Greene, LLC, which owns the real property and improvements known as the Greene Pointe Healthcare Center, located at 1321 Washington Highway in Union Point, Georgia. The facility has 71 licensed beds and is located on approximately 9 acres.

Greene Pointe Healthcare Center is operated under a triple-net operating lease to a regional professional skilled nursing home operator.

The purchase price for the 100% interest in 1321 Investors, LLC was 115,000 shares of common stock of Global Healthcare REIT, Inc.

As a result of these transactions, the Company now holds a 100% interest in Wash/Greene, LLC.

Middle Georgia Nursing Home

The Company acquired from eight investors, each of whom was an “accredited investor” within the meaning of Rule 501(a) of Regulation D, a 65.647% membership interest in Dodge Investors, LLC, which holds a 35% membership interest in Dodge NH, LLC which owns the Middle Georgia Nursing Home in Eastman Georgia.  The facility has 100 licensed beds and is located on approximately five acres.

Middle Georgia Nursing Home is operated under a triple-net operating lease to a regional professional skilled nursing home operator.

The purchase price for the 65.647% interest in Dodge Investors, LLC was 37,583 shares of common stock of Global Healthcare REIT, Inc. and $8,845 paid in cash.

As a result of these transactions, the Company now holds an 87.97% interest in Dodge NH, LLC.

Goodwill Nursing Home

The Company acquired from 33 investors, each of whom was an “accredited investor” within the meaning of Rule 501(a) of Regulation D, a 90.314% membership interest in GWH Investors, LLC, which holds a 25.32% membership interest in Goodwill Hunting, LLC which owns the Goodwill Nursing Home in Macon Georgia.  The facility has 172 licensed beds and is located on approximately 3.52 acres.

Goodwill Nursing Home is operated under a triple-net operating lease to a regional professional skilled nursing home operator.

The purchase price for the 90.314% interest in GWH Investors, LLC was 164,491 shares of common stock of Global Healthcare REIT, Inc.

As a result of these transactions, the Company now holds an 82.547% interest in Goodwill Hunting, LLC.

Determination of Purchase Price

The purchase price of each of the foregoing interests was determined by the Board of Directors based upon the projected annual cash flow of each facility multiplied by a factor of 3X. The valuations on Sparta and Green Pointe were increased to reflect the fact that the current operating leases on those facilities are considered under market. The shares of Global common stock were valued by the Board at $1.00 per share for purposes of the acquisitions.

Issuance of Additional Shares

The Company also issued to holders of membership interests in the minority Investor LLC’s who elected to receive share an aggregate of 38,092 shares of common stock in satisfaction of accrued distributions due to those investors.  The shares were valued at $1.00 per share.  An additional $187,219 was paid in cash for accrued distributions to members who elected to receive payment in cash rather than shares of common stock.

ITEM 9.01:       EXHIBITS AND FINANCIAL STATEMENTS

(a)

Financial Statements

None.  The Company has determined that the acquisition of the interests in the properties did not constitute the purchase of a “business” within the meaning of Rule 11-01(d) of Regulation S-X.

If the Company determines that financial statements of the operating lessees are required under the guidance of Financial Reporting Manual 2340,  such financial statements will be filed within 75 days of December 3, 2014 pursuant to Item 9.01(a)(4) of Form 8-K.

(b)

Pro Forma Financial Information

Pursuant to the provisions of Item 9.01(b)(2) of Form 8-K,  pro forma financial information giving effect to the purchase of the real property and improvements will be filed within 75 days of December 3, 2014.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: December 15, 2014	_/s/ Christopher Brogdon Christopher Brogdon, President